UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2005

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number.)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices)

Registrant's telephone number, including area code: (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This Current Report on Form 8-K files certain exhibits to the Registration Statement on Form S-3 (No. 333-113313) filed by Textron Inc. with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on March 5, 2004.

Item 9.01. Financial Statements and Exhibits.

               (c)  Exhibits:

Exhibit No.	Exhibit
1.1(a)

Underwriting Agreement, dated March 2, 2005, between Textron Inc. and Deutsche Bank AG London, J.P. Morgan Securities Ltd., Banc of America Securities Limited, Société Générale, HSBC Bank plc and Mitsubishi Securities International plc as underwriters, relating to the offer and sale of €300,000,000 aggregate principal amount of Textron Inc.'s 3.875% Notes due March 11, 2013.

1.1(b)

Form of Underwriting Agreement, Standard Provisions (Debt), dated September 15, 1999(incorporated by reference to Exhibit 1.2(b) to Textron Inc.'s Current Report on Form 8-K filed on November 19, 2001).

4.1	Form of Note for Textron Inc.'s 3.875% Notes due March 11, 2013.
4.2	Form of Officer's Certificate dated March 11, 2005 establishing Textron Inc.'s 3.875% Notes due March 11, 2013 pursuant to the Indenture.
5	Opinion of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc.
23	Consent of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc. (included in Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.

(Registrant)

Date: March 10, 2005
s/ Mary F. Lovejoy
	By:	Mary F. Lovejoy
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1(a)

Underwriting Agreement, dated March 2, 2005, between Textron Inc. and Deutsche Bank AG London, J.P. Morgan Securities Ltd., Banc of America Securities Limited, Société Générale, HSBC Bank plc and Mitsubishi Securities International plc as underwriters, relating to the offer and sale of €300,000,000 aggregate principal amount of Textron Inc.'s 3.875% Notes due March 11, 2013.

1.1(b)

Form of Underwriting Agreement, Standard Provisions (Debt), dated September 15, 1999(incorporated by reference to Exhibit 1.2(b) to Textron Inc.'s Current Report on Form 8-K filed on November 19, 2001).

4.1	Form of Note for Textron Inc.'s 3.875% Notes due March 11, 2013.
4.2	Form of Officer's Certificate dated March 11, 2005 establishing Textron Inc.'s 3.875% Notes due March 11, 2013 pursuant to the Indenture.
5	Opinion of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc.
23	Consent of Michael D. Cahn, Senior Associate General Counsel-Securities and Assistant Secretary of Textron Inc. (included in Exhibit 5.2).